                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $300,000,000 of First Mortgage Bonds; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of September, 1996.

                                                /s/  Alfred R. Glancy III
                                                -------------------------
                                                     Alfred R. Glancy III

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $300,000,000 of First Mortgage Bonds; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of September, 1996.

                                                           /s/  Stephen E. Ewing
                                                           ---------------------
                                                                Stephen E. Ewing

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $300,000,000 of First Mortgage Bonds; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of September, 1996.

                                                         /s/  Howard L. Dow III
                                                         ----------------------
                                                              Howard L. Dow III

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III and Stephen E. Ewing, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $300,000,000 of First Mortgage Bonds; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of September, 1996.

                                                       /s/  David R. Nowakowski
                                                       ------------------------
                                                            David R. Nowakowski

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $300,000,000 of First Mortgage Bonds; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of September, 1996.


                                                      /s/  William K. McCrackin
                                                         ----------------------
                                                           William K. McCrackin

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $300,000,000 of First Mortgage Bonds; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of September, 1996.

                                                           /s/  Carl J. Croskey
                                                           --------------------
                                                                Carl J. Croskey

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $300,000,000 of First Mortgage Bonds; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of September, 1996.

                                                        /s/  Daniel L. Schiffer
                                                        -----------------------
                                                             Daniel L. Schiffer

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf, a Registration Statement on Form S-3, including any post-effective amendments or other filings in connection therewith, under the Securities Act of 1933, as amended, with respect to the issuance of up to $300,000,000 of First Mortgage Bonds; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of September, 1996.

                                                          /s/  John E. vonRosen
                                                          ---------------------
                                                               John E. vonRosen